FIRST AMENDMENT

                                       TO

                          AGREEMENT AND PLAN OF MERGER


         FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER, dated as of September 18, 2002, by and among Terex Corporation, a Delaware corporation (the "Buyer"), Magic Acquisition Corp., a Washington corporation and a wholly owned subsidiary of the Buyer ("Acquisition Subsidiary"), Genie Holdings, Inc., a Washington corporation (the "Company"), and Robert Wilkerson, S. Ward Bushnell and F. Roger Brown and the limited partnerships set forth in Section 1.1(a) of the Sellers Disclosure Schedule (each individually, a "Seller" and collectively, the "Sellers").

                                    Recitals

     A. The parties hereto are parties to an Agreement and Plan of Merger, dated as of July 19, 2002 (the "Merger Agreement"), pursuant to which Acquisition Subsidiary shall be merged with and into the Company. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement.

     B. The Merger Agreement incorrectly defines the term "Per Share Value".

     C. The parties have agreed to amend the Merger Agreement to provide the correct definition of the term "Per Share Value".

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, the parties hereto hereby agree as follows:

     1. Amendment to Merger Agreement. (a)The number "74,250,000" which appears in the first line of the definition of "Per Share Value" in Article I, 1.1, is hereby deleted and replaced with the number "75,000,000".

     (b) The parties acknowledge that the certificates representing 100 shares of Common Stock held by the R. Brown Limited Partnership have been transferred as of the date hereof to F. Roger Brown, personally, and R. Brown Limited Partnership shall no longer be (i) deemed a "Seller" as such term is defined in the Merger Agreement or (ii) a party to the other agreements entered into in connection with the transactions contemplated by the Merger Agreement.

     (c) The last sentence of Section 7.9 of the Merger Agreement is amended to read as follows: "In the event Buyer does not obtain a Tax Opinion relating to such Prohibited Action, the Sellers reserve all rights (contractual or otherwise) to which they are entitled as a matter of Law arising from such Prohibited Action."

     (d) Section  8.4(b) of the Merger  Agreement is amended to read as follows:
"Notwithstanding the foregoing, during the Restriction Period, each of the Sellers shall be permitted to sell, transfer, convey, pledge or otherwise dispose of its Pro Rata Portion of: (i) the number of shares of Buyer Common

Stock (rounded down to the nearest whole share) equal to the quotient of (A) the difference between $25 million less the total Cash Consideration divided by (B) the Buyer Price, (ii) following the twelve month anniversary of the Closing Date, up to one-half of the Stock Consideration remaining after the release of the number of shares of Buyer Common Stock pursuant to clause (i) above, (iii) following the eighteen month anniversary of the Closing Date, up to three quarters of the Stock Consideration remaining after the release of the number of shares of Buyer Common Stock pursuant to clauses (i) and (ii) above and (iv) all of the Stock Consideration following the twenty-four month anniversary of the Closing Date. The operative agreement of the Trust shall provide that the Trust is not permitted to sell, transfer, convey, pledge or otherwise dispose of the Trust Consideration until the twenty-four month anniversary of the Closing Date, at which point the Trust Consideration will no longer be subject to the restrictions set forth in this Section 8.4."

     2. Miscellaneous. (a) Except as expressly amended hereby, the Merger Agreement shall continue in full force and effect in accordance with the provisions thereof.

     (b) This First Amendment and its validity, construction and performance shall be governed in all respects by the law of the State of New York without giving effect to any conflict of law provision thereof.

     (c) This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     (d) The headings in the sections of this First Amendment are inserted for convenience of reference only and shall not constitute a part thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be signed by their respective authorized officers as of the day and year first above written.

                                       TEREX CORPORATION



                                       By:
                                           -------------------------------------
                                                Name:  Eric I Cohen
                                                Title: Senior Vice President



                                       MAGIC ACQUISITION CORP.



                                       By:
                                           -------------------------------------
                                                Name:  Eric I Cohen
                                                Title: Vice President

                                                     GENIE HOLDINGS, INC.



                                       By:
                                           -------------------------------------
                                                Name: Craig Dodel
                                                Title: General Counsel
                                                        and Secretary


                                                     ROBERT WILKERSON






                                           -------------------------------------
                                                     S. WARD BUSHNELL






                                           -------------------------------------
                                                     F. ROGER BROWN





                                           -------------------------------------
                                             WILKERSON LIMITED PARTNERSHIP



                                           -------------------------------------
                                                Name:
                                                Title:



                                              BUSHNELL LIMITED PARTNERSHIP



                                           -------------------------------------
                                                Name:
                                                Title:

                                           -------------------------------------
                                               R. BROWN LIMITED PARTNERSHIP




                                                Name:
                                                Title: